                                                                     EXHIBIT 4.6


                        DOLLAR INTERNATIONAL GLOBAL NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.07 OF THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE, OR FOR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   PSINET INC.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) (I) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (II) IT IS NOT A UNITED STATES PERSON AND HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND (B) IT IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT.

(2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

                               -------------------

                            11% SENIOR NOTE DUE 2009

      CUSIP No. U74442AA9/ISIN No. USU74442AA93 (Dollar International Note)

                                   No. DI-1 $

            PSINet Inc., a New York corporation (herein called the "Company," which term includes any successor Person under the Indenture), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of United States Dollars on August 1, 2009, at the office or agency of the Company referred to below, and to pay interest thereon from July 23, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 1 and August 1, in each year, commencing February 1, 2000 at the rate of 11% per annum, subject to adjustments as described in the second following paragraph, in United

States Dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

            The Holder of this Note is entitled to the benefits of the Registration Rights Agreement between the Company and the Initial Purchasers, dated as of July 23, 1999, pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Note shall have the right to exchange this Note for a new 11% Senior Note due 2009 in like principal amount as provided therein.

            In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the date specified in the Registration Rights Agreement, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the date specified in the Registration Rights Agreement, (c) the Exchange Offer is not consummated on or prior to the date specified in the Registration Rights Agreement, (d) if obligated to file the Shelf Registration Statement, the Company fails to file the Shelf Registration Statement with the Commission on or prior to the date specified in the Registration Rights Agreement, (e) if obligated to file the Shelf Registration Statement, the Shelf Registration Statement is not declared effective on or prior to the date specified in the Registration Rights Agreement, or (f) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of the Restricted Notes during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (f) above, a "Registration Default"), the Company agrees to pay to each Holder of Restricted Notes liquidated damages ("Liquidated Damages") in an amount equal to 0.25% per annum per $1,000 in principal amount of the Restricted Notes held by such Holder for each year or portion thereof that the Registration Default continues for the first 90 day period immediately following the occurrence of such Registration Default. The amount of Liquidated Damages shall increase by an additional 0.25% per annum per $1,000 in principal amount of the Restricted Notes with respect to each subsequent 90 day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of 1.50% per annum per $1,000 in principal amount of the Notes. The Company shall not be required to pay Liquidated Damages for more than one Registration Default at any given time. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease. All accrued Liquidated Damages shall be paid by the Company to Holders entitled thereto in the manner provided for the payment of interest in the Indenture and herein, on each Interest Payment Date, as more fully set forth in the Indenture and herein.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or any Predecessor Note) is registered at the close of business on the "Regular Record Date" for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Notes, to the extent lawful, shall, as provided in the Indenture, be paid to the Person in whose name this Note (or any Predecessor Notes) is registered at the close of business on the "Special Record Date" for such defaulted interest, such date to be fixed by the Company in a manner satisfactory to the Trustee, notice whereof shall be given to Holders of Notes not less than 15 days prior to such Special Record Date.

            Payment of the principal of, premium, if any, and interest on, this Note, and exchange or transfer of the Note, will be made at the office or agency of the Company in the City of New York maintained for that purpose (which initially will be the Trustee c/o Harris Trust Company of New York, 77 Water Street, New York, NY 10005), or at such other office or agency as may be maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Register, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                     PSINET INC.

                                     By:________________________________________
                                        Title:

Attest:


_________________________________
Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the 11% Senior Notes due 2009 referred to in the within-mentioned Indenture.

                                     WILMINGTON TRUST COMPANY,
                                         as Trustee

                                     By:________________________________________
                                                 Authorized Signer

Dated:___________________________

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Note purchased by the Company pursuant to
Section 10.12 or Section 10.14, as applicable, of the Indenture, check the Box:
|_|.

            If you wish to have a portion of this Note purchased by the Company pursuant to Section 10.12 or Section 10.14, as applicable, of the Indenture, state the amount (in original principal amount): $ _______________.

Date: ___________________

                                           Your Signature: _____________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee: __________________________________

[If applicable, signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                             [REVERSE SIDE OF NOTE]

                                   PSINET INC.

                            11% Senior Note due 2009

            This Note is one of a duly authorized issue of Notes of the Company designated as its 11% Senior Notes due 2009 (herein called the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $1,050,000,000, issued under, entitled to the benefits of and subject to the terms of an indenture (herein called the "Indenture") dated as of July 23, 1999, between the Company and Wilmington Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, any Guarantors, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Notes and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            The Notes are subject to redemption at any time on or after August 1, 2004, at the option of the Company, in whole, at any time, or in part, from time to time, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning August 1 of the years indicated below:

         Year               Dollar Notes            Euro Notes
         ----               ------------            ----------
         2004                 105.500%               105.500%
         2005                 103.667%               103.667%
         2006                 101.833%               101.833%
         2007                 100.000%               100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

            In addition, at any time on or prior to August 1, 2002, the Company may, at its option, use the Net Cash Proceeds of one or more Public Equity Offerings or the sale of Capital Stock of the Company to a Strategic Investor in a single transaction or in a series of related transactions (other than Disqualified Stock) in any such case, to redeem, on a pro rata basis, up to an aggregate of 35% of the aggregate principal amount of Euro Notes and 35% of the aggregate principal amount of the Dollar Notes, as applicable, originally issued under the Indenture at a redemption price equal (a) in the case of the Euro Notes, to 111.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date and (b) in the case of the Dollar Notes, to 111.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that, in each case, at least 65% of the original aggregate principal amount of each of the Euro Notes and the Dollar Notes remains outstanding immediately following such redemption. All determinations with respect to these provisions shall be made in the manner set forth in the Indenture. In order to effect the foregoing redemption, the Company must provide a notice of redemption no later than 45 days after the closing of the related Public Equity Offering or sale to a Strategic Investor and must consummate such redemption within 60 days of the closing of the Public Equity Offering or sale to a Strategic Investor.

            If less than all of the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable, subject to the terms of the Indenture.

            Upon the occurrence of a Change of Control, subject to the terms of the Indenture, each Holder may require the Company to purchase such Holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes or portion thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

            Under certain circumstances, subject to the terms of the Indenture, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay any Pari Passu Indebtedness of the Company or any Subsidiary (including the repurchase of Notes) or which will be invested in Telecommunications Assets, exceeds a specified amount, the Company will be required to apply such proceeds by making an offer to purchase Notes and certain Indebtedness ranking pari passu in right of payment to the Notes.

            In the case of any redemption of Notes in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Note in accordance with the Indenture in part only, a new Note or Notes for the unredeemed portion hereof, denominated in the same currency, shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal amount of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and any Guarantors and the rights of the Holders under the Indenture and the Notes and any Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Notes (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company and any Guarantors with certain provisions of the Indenture and the Notes and any Guarantees and certain past Defaults under the Indenture and the Notes and any Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Notes (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Notes), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Note at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes, denominated in the same currency, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Notes or the International Global Notes, as the case may be, if, among other things, (a) the Depositary notifies the Company that it is unwilling or unable to continue as depository for such Global Note and a successor depository is not appointed by the Company within 120 days or (b) there shall have occurred and be continuing an Event of Default and the Registrar has received a request from the relevant Depositary. Upon any such issuance, the Trustee is required to register such certificated Notes in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Notes would be required to include the Legend.

            Notes in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a differing authorized denomination, as requested by the Holder surrendering the same.

            At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Restricted Note, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act to such Holder or to a prospective purchaser of such Note who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

            No service charge shall be made for any registration of transfer, exchange or redemption of this Note, except for any tax or other governmental charge that may be imposed in connection therewith, other than certain exchanges not involving a transfer as more fully set forth in the Indenture.

            Prior to due presentment of this Note for registration of transfer, the Company, any Guarantor, the Paying Agents, the Transfer Agents, the Registrar, the Trustee and any agent of the Company, any Guarantor, the Paying Agents, the Transfer Agents, the Registrar or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of that Note for all purposes, whether or not this Note is overdue, and neither the Company, any Guarantor, the Paying Agents, the Transfer Agents, the Registrant or the Trustee nor any such agent shall be affected by notice to the contrary.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

            All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                   APPENDIX I

                             FORM OF TRANSFER NOTICE

            FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.______________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)
________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing
________________________________________________________________________________
attorney to transfer such Note on the books of the Company with full power of substitution in the premises. [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES FOR RESTRICTED NOTES]. In connection with any transfer of this Note occurring prior to the date which is the earlier of the date of an effective Registration Statement or July 23, 2000, the undersigned confirms that without utilizing any general solicitation or general advertising that:

            [Check One]

            |_| (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder or

            |_| (b) this Note is being transferred other than in accordance with clause (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture. If none of the foregoing boxes is checked, the Trustee or other Note Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.07 of the Indenture shall have been satisfied.

Date: ________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

______________________________

[If applicable, signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.]

TO BE COMPLETED BY PURCHASER IF CLAUSE (a) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________________________________________________

NOTICE: To be executed by an authorized signatory

                                   APPENDIX II

                         FORM OF TRANSFEREE CERTIFICATE

            I or we assign and transfer this Note to:

            Please insert social security or other identifying number of assignee

            ____________________________________________________________

               Print or type name, address and zip code of assignee

            ____________________________________________________________

and irrevocably appoint __________________________________________________
[Agent], to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Dated  __________________________

Signed  _________________________

          (Sign exactly as name appears on the other side of this Note)

[If applicable, signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]

                             DOLLAR U.S. GLOBAL NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.07 OF THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE, OR FOR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   PSINET INC.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT (A) (I) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (II) IT IS NOT A UNITED STATES PERSON AND HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND (B) IT IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT

PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT.

(2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

                              -------------------

                            11% SENIOR NOTE DUE 2009

                     CUSIP No. 69363 VAA5 (Dollar U.S. Note)

                                   No. DU-5 $

      PSINet Inc., a New York corporation (herein called the "Company," which term includes any successor Person under the Indenture), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of
         United States Dollars on August 1, 2009, at the office or agency of the Company referred to below, and to pay interest thereon from July 23, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 1 and August 1, in each year, commencing February 1, 2000 at the rate of 11% per annum, subject to adjustments as described in the second following paragraph, in United States Dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

            The Holder of this Note is entitled to the benefits of the Registration Rights Agreement between the Company and the Initial Purchasers, dated as of July 23, 1999, pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Note shall have the right to exchange this Note for a new 11% Senior Note due 2009 in like principal amount as provided therein.

            In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the date specified in the Registration Rights Agreement, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the date specified in the Registration Rights Agreement, (c) the Exchange Offer is not consummated on or prior to the date specified in the Registration Rights Agreement, (d) if obligated to file the Shelf Registration Statement, the Company fails to file the Shelf Registration Statement with the Commission on or prior to the date specified in the Registration Rights Agreement, (e) if obligated to file the Shelf Registration Statement, the Shelf Registration Statement is not declared effective on or prior to the date specified in the Registration Rights Agreement, or (f) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of the Restricted Notes during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (f) above, a "Registration Default"), the Company agrees to pay to each Holder of Restricted Notes liquidated damages ("Liquidated Damages") in an amount equal to 0.25% per annum per $1,000 in principal amount of the Restricted Notes held by such Holder for each year or portion thereof that the Registration Default continues for the first 90 day period immediately following the occurrence of such Registration Default. The amount of Liquidated Damages shall increase by an additional 0.25% per annum per $1,000 in principal amount of the Restricted Notes with respect to each subsequent 90 day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of 1.50% per annum per $1,000 in principal amount of the Notes. The Company shall not be required to pay Liquidated Damages for more than one Registration Default at any given time. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease. All accrued Liquidated Damages shall be paid by the Company to Holders entitled thereto in the manner provided for the payment of interest in the Indenture and herein, on each Interest Payment Date, as more fully set forth in the Indenture and herein.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note

(or any Predecessor Note) is registered at the close of business on the "Regular Record Date" for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Notes, to the extent lawful, shall, as provided in the Indenture, be paid to the Person in whose name this Note (or any Predecessor Notes) is registered at the close of business on the "Special Record Date" for such defaulted interest, such date to be fixed by the Company in a manner satisfactory to the Trustee, notice whereof shall be given to Holders of Notes not less than 15 days prior to such Special Record Date.

            Payment of the principal of, premium, if any, and interest on, this Note, and exchange or transfer of the Note, will be made at the office or agency of the Company in the City of New York maintained for that purpose (which initially will be the Trustee c/o Harris Trust Company of New York, 77 Water Street, New York, NY 10005), or at such other office or agency as may be maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Register, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.


                                   PSINET INC.


                                            By:_________________________________
                                               Title:

Attest:


____________________________
Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the 11% Senior Notes due 2009 referred to in the within-mentioned Indenture.


                                            WILMINGTON TRUST COMPANY,
                                                 as Trustee


                                            By:_________________________________
                                                 Authorized Signer

Dated:____________________________

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to have this Note purchased by the Company pursuant to
Section 10.12 or Section 10.14, as applicable, of the Indenture, check the Box:
|_|.

            If you wish to have a portion of this Note purchased by the Company pursuant to Section 10.12 or Section 10.14, as applicable, of the Indenture, state the amount (in original principal amount): $ _______________.

Date: ___________________

                                           Your Signature: _____________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee: __________________________________

[If applicable, signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                             [REVERSE SIDE OF NOTE]

                                   PSINET INC.

                            11% Senior Note due 2009

            This Note is one of a duly authorized issue of Notes of the Company designated as its 11% Senior Notes due 2009 (herein called the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $1,050,000,000, issued under, entitled to the benefits of and subject to the terms of an indenture (herein called the "Indenture") dated as of July 23, 1999, between the Company and Wilmington Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, any Guarantors, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Notes and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            The Notes are subject to redemption at any time on or after August 1, 2004, at the option of the Company, in whole, at any time, or in part, from time to time, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning August 1 of the years indicated below:

         Year               Dollar Notes            Euro Notes
         ----               ------------            ----------
         2004                 105.500%               105.500%
         2005                 103.667%               103.667%
         2006                 101.833%               101.833%
         2007                 100.000%               100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

            In addition, at any time on or prior to August 1, 2002, the Company may, at its option, use the Net Cash Proceeds of one or more Public Equity Offerings or the sale of Capital

Stock of the Company to a Strategic Investor in a single transaction or in a series of related transactions (other than Disqualified Stock) in any such case, to redeem, on a pro rata basis, up to an aggregate of 35% of the aggregate principal amount of Euro Notes and 35% of the aggregate principal amount of the Dollar Notes, as applicable, originally issued under the Indenture at a redemption price equal (a) in the case of the Euro Notes, to 111.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date and (b) in the case of the Dollar Notes, to 111.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that, in each case, at least 65% of the original aggregate principal amount of each of the Euro Notes and the Dollar Notes remains outstanding immediately following such redemption. All determinations with respect to these provisions shall be made in the manner set forth in the Indenture. In order to effect the foregoing redemption, the Company must provide a notice of redemption no later than 45 days after the closing of the related Public Equity Offering or sale to a Strategic Investor and must consummate such redemption within 60 days of the closing of the Public Equity Offering or sale to a Strategic Investor.

            If less than all of the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable, subject to the terms of the Indenture.

            Upon the occurrence of a Change of Control, subject to the terms of the Indenture, each Holder may require the Company to purchase such Holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes or portion thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

            Under certain circumstances, subject to the terms of the Indenture, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay any Pari Passu Indebtedness of the Company or any Subsidiary (including the repurchase of Notes) or which will be invested in Telecommunications Assets, exceeds a specified amount, the Company will be required to apply such proceeds by making an offer to purchase Notes and certain Indebtedness ranking pari passu in right of payment to the Notes.

            In the case of any redemption of Notes in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Note in accordance with the Indenture in part only, a new Note or Notes for the unredeemed portion hereof, denominated in the same currency, shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal amount of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and any Guarantors and the rights of the Holders under the Indenture and the Notes and any Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Notes (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company and any Guarantors with certain provisions of the Indenture and the Notes and any Guarantees and certain past Defaults under the Indenture and the Notes and any Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Notes (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Notes), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Note at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York or in Luxembourg, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes, denominated in the same currency, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Notes or the International Global Notes, as the case may be, if, among other things, (a) the Depositary notifies the Company that it is unwilling or unable to continue as depository for such Global Note and a successor depository is not appointed by the Company within 120 days or (b) there shall have occurred and be continuing an Event of Default and the Registrar has received a request from the relevant Depositary. Upon any such issuance, the Trustee is required to register such certificated Notes in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Notes would be required to include the Legend.

            Notes in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a differing authorized denomination, as requested by the Holder surrendering the same.

            At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Restricted Note, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act to such Holder or to a prospective purchaser of such Note who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

            No service charge shall be made for any registration of transfer, exchange or redemption of this Note, except for any tax or other governmental charge that may be imposed in connection therewith, other than certain exchanges not involving a transfer as more fully set forth in the Indenture.

            Prior to due presentment of this Note for registration of transfer, the Company, any Guarantor, the Paying Agents, the Transfer Agents, the Registrar, the Trustee and any agent of the Company, any Guarantor, the Paying Agents, the Transfer Agents, the Registrar or the Trustee may deem and treat the Person in whose name this Note is registered as the absolute owner of that Note for all purposes, whether or not this Note is overdue, and neither the Company, any Guarantor, the Paying Agents, the Transfer Agents, the Registrant or the Trustee nor any such agent shall be affected by notice to the contrary.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

            All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                   APPENDIX I

                             FORM OF TRANSFER NOTICE

            FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.______________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including zip code of assignee)

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing
________________________________________________________________________________
attorney to transfer such Note on the books of the Company with full power of substitution in the premises. [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES FOR RESTRICTED NOTES]. In connection with any transfer of this Note occurring prior to the date which is the earlier of the date of an effective Registration Statement or July 23, 2000, the undersigned confirms that without utilizing any general solicitation or general advertising that:

            [Check One]

            |_| (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder or

            |_| (b) this Note is being transferred other than in accordance with clause (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture. If none of the foregoing boxes is checked, the Trustee or other Note Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.07 of the Indenture shall have been satisfied.

Date: ________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

________________________

[If applicable, signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.]

TO BE COMPLETED BY PURCHASER IF CLAUSE (a) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________________________________________________

NOTICE: To be executed by an authorized signatory

                                   APPENDIX II

                         FORM OF TRANSFEREE CERTIFICATE

            I or we assign and transfer this Note to:

            Please insert social security or other identifying number of assignee

            ____________________________________________________________

            Print or type name, address and zip code of assignee

            ____________________________________________________________

and irrevocably appoint __________________________________________________
[Agent], to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Dated __________________________

Signed _________________________

          (Sign exactly as name appears on the other side of this Note)

[If applicable, signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]